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                                STI CLASSIC FUNDS


                     SUPPLEMENT DATED SEPTEMBER 29, 2006 TO
          THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2006


The following sentence replaces a similar sentence in the second paragraph under SWAP AGREEMENTS on page 30:

         A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid.

The following sentence replaces a similar sentence in the third paragraph under SWAP AGREEMENTS on page 30:

         The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess, will be earmarked or maintained in a segregated account by a Fund's custodian.















               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STI-SP-SAI-0906